UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the
Securities exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2012

MUSTANG ALLIANCES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-148431	74-3206736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Mustang Alliances, Inc.
410 Park Avenue, 15th floor
New York, NY 10022
 (Address of principal executive offices)(Zip Code)

(888) 251-3422
(Registrant's Telephone Number, Including Area Code)

____________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations

Item 1.01.  Entry into a Material Agreement

On February 3, 2012, Mustang Alliances, Inc. (the “Company”) entered into a Purchase and Sale Agreement (“Purchase Agreement”) with Clavo Rico, Ltd., a Turks and Caicos company (“Seller”) for the purchase of certain mining equipment from the Seller's wholly-owned subsidiary, Compania Minera Cerros del Sur, S.A., a Honduran company (“Cerros”). The Company is a party to a lease agreement with Cerros for certain exclusive mining and development rights and a ground lease in Honduras.

As consideration for the equipment, the Company paid 200,000 shares of common stock to Seller.  The Company also agreed to be responsible for, among other things, the cost of freight, insurance, packing and transportation, and the risk of loss in shipping of the purchased equipment.

For all of the terms and conditions of the Purchase Agreement reference is hereby made to Exhibit 10.11.  All statements made herein concerning the Purchase Agreement are qualified by reference to said exhibit.

Section 5-Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 1, 2012, Robert T. Faber, age 52, was appointed President of the Company to serve until his successor is duly appointed and qualified.

Robert T. Faber has served as a director of the Company since July 2011 and as a director of Comstock Mining Inc., an AMEX-listed precious metals company (“Comstock”), since 2008.  Since 2003, Mr. has held various positions at Comstock, including President, Chief Executive Officer and Chief Financial Officer. Prior to joining Comstock, from 2002 to 2003, Mr. Faber served as Vice President of United Site Services, Inc., a privately held consolidator in the waste service industry. Mr Faber served as an executive with Allied Waste Industries overseeing a $1.2 billion, multi-state area. Prior to Allied Waste Industries, Mr. Faber spent 17 years with Waste Management, Inc., a publicly traded environmental services company, during which time he served in senior positions both internationally and domestically, including as Director of Finance and Vice President and Controller. Mr. Faber is a Certified Public Accountant (currently unlicensed) Mr. Faber graduated from Saint John’s University, with a B.S. in Accounting in 1982.

There are no familial relationships between Mr. Faber and any of our directors or officers.

Section 3-Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is incorporated by reference into this Item 3.02.

Section 9- Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.11	Equipment Purchase and Sale Agreement, dated February 3, 2012 between Mustang Alliance, Inc. and Clavo Rico, Ltd. and Compania Minera Cerros del Sur, S.A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSTANG ALLIANCES, INC.

Date: February 10, 2012	By:	/s/ Lawrence Wolfe
Name: Lawrence Wolfe
Title: Chief Financial Officer